UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2009

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 573-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets

On October 15, 2009, Pfizer Inc. (“Pfizer”) completed its acquisition of Wyeth. Pursuant to the Agreement and Plan of Merger, dated as of January 25, 2009, as amended (the “Merger Agreement”) among Pfizer, Wyeth and Wagner Acquisition Corp., a wholly owned subsidiary of Pfizer (“Merger Sub”), Merger Sub was merged with and into Wyeth (the “Merger”). Wyeth survived the Merger as a wholly owned subsidiary of Pfizer.

As a result of the Merger, each outstanding share of Wyeth common stock, other than shares directly or indirectly held by Pfizer or Wyeth (which were canceled as a result of the Merger), shares of restricted stock (which are entitled to receive cash consideration pursuant to the terms of the Merger Agreement), and shares with respect to which appraisal rights were properly executed and not withdrawn, was converted into the right to receive $33.00 in cash, without interest, and 0.985 of a share of Pfizer common stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is Pfizer's press release dated October 15, 2009 announcing the completion of Pfizer’s acquisition of Wyeth.

Forward-Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the merger between Pfizer and Wyeth, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Pfizer's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Pfizer does not undertake any obligation to update publicly or revise any forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the merger of Pfizer and Wyeth will not be realized, or will not be realized within the expected time period, due to, among other things, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; Pfizer's ability to accurately predict future market conditions; dependence on the effectiveness of Pfizer's and Wyeth's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Pfizer's 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 27, 2009, Wyeth's 2008 Annual Report on Form 10-K filed with the SEC on February 27, 2009, as amended on April 30, 2009, and Pfizer’s Registration Statement on Form S-4, which was declared effective by the SEC on June 17, 2009, included in the “Risk Factors” section of each of these filings, and each company's other filings with the SEC available at the SEC's Internet site (http://www.sec.gov).

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

(1)	The audited consolidated balance sheets of Wyeth as of December 31, 2008 and December 31, 2007 and the consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2008, and the notes related thereto, which were included in Wyeth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (filed on February 27, 2009), are filed as Exhibit 99.2 and incorporated herein by reference.

(2)	The unaudited consolidated condensed balance sheet of Wyeth as of June 30, 2009 and the unaudited consolidated condensed statements of operations, changes in stockholders’ equity and cash flows for the six months ended June 30, 2009 and June 30, 2008, and the notes related thereto, which were included in Wyeth’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (filed on August 6, 2009), are filed as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information

(1)

The unaudited pro forma condensed combined financial statements of Pfizer and Wyeth as of and for the six months ended June 28, 2009 and for the year ended December 31, 2008 are filed as Exhibit 99.4 hereto.

(d) Exhibits

Exhibits	Description

2.1

Agreement and Plan of Merger dated as of January 25, 2009, as amended, among Pfizer Inc., Wagner Acquisition Corp. and Wyeth (incorporated by reference to Exhibit 2.1 to Pfizer’s Current Report on Form 8-K, filed on January 29, 2009).

99.1	Press release of Pfizer Inc. dated October 15, 2009 announcing the completion of the acquisition of Wyeth.

99.2	The audited consolidated balance sheets of Wyeth as of December 31, 2008 and December 31, 2007 and the consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2008, and the notes related thereto (incorporated by reference to Exhibit 13 to Wyeth’s Annual Report on Form 10-K, filed on February 27, 2009).

99.3	The unaudited consolidated condensed balance sheet of Wyeth as of June 30, 2009 and the unaudited consolidated condensed statements of operations, changes in stockholders’ equity and cash flows for the six months ended June 30, 2009 and June 30, 2008, and the notes related thereto (incorporated by reference to Wyeth’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed on August 6, 2009).

99.4	Unaudited pro forma condensed combined financial statements of Pfizer and Wyeth as of and for the six months ended June 28, 2009 and for the year ended December 31, 2008.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

		By:	/s/ Matthew Lepore
Matthew Lepore
Vice President, Chief Counsel – Corporate Governance,
and Assistant General Counsel

Dated:	October 21, 2009

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated as of January 25, 2009, as amended, among Pfizer Inc., Wagner Acquisition Corp. and Wyeth (incorporated by reference to Exhibit 2.1 to Pfizer’s Current Report on Form 8-K, filed on January 29, 2009).

99.1	Press release of Pfizer Inc. dated October 15, 2009 announcing the completion of the acquisition of Wyeth.

99.2	The audited consolidated balance sheets of Wyeth as of December 31, 2008 and December 31, 2007 and the consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2008, and the notes related thereto (incorporated by reference to Exhibit 13 to Wyeth’s Annual Report on Form 10-K, filed on February 27, 2009).

99.3	The unaudited consolidated condensed balance sheet of Wyeth as of June 30, 2009 and the unaudited consolidated condensed statements of operations, changes in stockholders’ equity and cash flows for the six months ended June 30, 2009 and June 30, 2008, and the notes related thereto (incorporated by reference to Wyeth’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed on August 6, 2009).

99.4	Unaudited pro forma condensed combined financial statements of Pfizer and Wyeth as of and for the six months ended June 28, 2009 and for the year ended December 31, 2008.